UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 25, 2023
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant's telephone number, including area code	Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue
Des Moines, Iowa 50309-2580
515-242-4300

000-52378	NEVADA POWER COMPANY	88-0420104
(A Nevada Corporation)
6226 West Sahara Avenue
Las Vegas, Nevada 89146
702-402-5000

000-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
(A Nevada Corporation)
6100 Neil Road
Reno, Nevada 89511
775-834-4011

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None
NEVADA POWER COMPANY	None
SIERRA PACIFIC POWER COMPANY	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02     Termination of a Material Definitive Agreement.

As previously announced in our Current Report on Form 8-K filed March 22, 2022, Nevada Power Company and Sierra Pacific Power Company, both d/b/a NV Energy and indirect wholly-owned subsidiaries of Berkshire Hathaway Energy Company, entered into a plan of merger and merger agreement (the "Merger Agreement") on March 18, 2022. The Merger Agreement provided that, upon the terms and subject to the conditions set forth therein, including receipt of all necessary state and federal regulatory approvals, Sierra Pacific Power Company would merge with and into Nevada Power Company with Nevada Power Company surviving (the "Merger").

On April 24, 2023, Nevada Power Company and Sierra Pacific Power Company agreed to terminate the Merger Agreement and no longer propose to merge Sierra Pacific Power Company with and into Nevada Power Company. Nevada Power Company and Sierra Pacific Power Company will continue to operate as they currently do today and there will be no changes to either the existing Nevada Power Company or Sierra Pacific Power Company General and Refunding Mortgage Indentures.

Item 8.01     Other Events.

As also previously announced in our Current Report on Form 8-K filed March 22, 2022, Nevada Power Company and Sierra Pacific Power Company filed a joint application on March 21, 2022 with the Public Utilities Commission of Nevada ("PUCN") for authorization to merge Sierra Pacific Power Company with and into Nevada Power Company, with Nevada Power Company surviving.

On April 24, 2023, Nevada Power Company and Sierra Pacific Power Company filed a notice with the PUCN requesting to withdraw their application to merge into a single corporate entity and vacate the current procedural schedule. The notice of withdrawal will be available to the public on the PUCN's website at https://puc.nv.gov/Dockets/Dockets/. Any information available on or through the PUCN's website is not part of this Form 8-K and the PUCN's web address is included as an inactive textual reference only.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY
Date: April 25, 2023
/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer

NEVADA POWER COMPANY
Date: April 25, 2023
/s/ Michael J. Behrens
Michael J. Behrens
Vice President and Chief Financial Officer

SIERRA PACIFIC POWER COMPANY
Date: April 25, 2023
/s/ Michael J. Behrens
Michael J. Behrens
Vice President and Chief Financial Officer

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